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                                                        Exhibit 99.1

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                                      PROXY


                       EQUITY RESIDENTIAL PROPERTIES TRUST
                            Two North Riverside Plaza
                             Chicago, Illinois 60606


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                TRUSTEES OF EQUITY RESIDENTIAL PROPERTIES TRUST.

               The undersigned hereby appoints Samuel Zell, Douglas Crocker II, David J. Neithercut and Bruce
               C. Strohm, and each of them, proxies, with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the common shares of beneficial interest of Equity Residential Properties Trust which the undersigned is entitled to vote at the special meeting of shareholders to be held at One North Franklin
               Street, Chicago, Illinois, on ____________ ,
               ________, ___, 1999 at _________, local time, and
               at any adjournment or postponement thereof, with all the powers the undersigned would possess if present.

               CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

               PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN
               PROMPTLY IN THE ENCLOSED ENVELOPE. YOU DO NOT NEED
               TO AFFIX POSTAGE IF THIS PROXY IS MAILED IN THE
               UNITED STATES.

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          VOTE BY TELEPHONE                         VOTE BY INTERNET
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It's fast, convenient, and immediate!     It's fast, convenient and your vote
Call toll-free on a touch tone phone      is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:             Follow these four easy steps:

1. Read the accompanying joint proxy      1. Read the accompanying joint proxy
   statement/prospectus and proxy card.      statement/prospectus and proxy
                                             card.
2. Call the toll-free number
   1-877-PRX-VOTE (1-877-779-8683).       2. Go to the website
   For shareholders residing outside the     http://www.eproxyvote.com/eqr
   United States, call collect on a
   touch-tone phone 1-201-536-8073.       3. Enter your 14-digit Voter Control
                                             Number located on your proxy card
3. Enter your 14-digit Voter Control         above your name.
   Number located on your proxy card
   above your name.                       4. Follow the instructions provided.

4. Follow the recorded instructions.
                                          YOUR VOTE IS IMPORTANT!
YOUR VOTE IS IMPORTANT!                   Go to http://www.eproxyvote.com/eqr
Call 1-877-PRX-VOTE anytime!              anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

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1. Approval of the merger of Lexford Residential      For    Against   Abstain
   Trust, a Maryland real estate investment trust,
   with and into Equity Residential Properties        [ ]       [ ]      [ ]
   Trust, a Maryland real estate investment trust, pursuant to an Agreement and Plan of Merger dated as of June 30, 1999.

2. Approval to amend EQR's Second Amended             For    Against   Abstain
   and Restated Declaration of Trust to provide
   for shareholder approval of any merger or          [ ]       [ ]      [ ]
   consolidation of EQR only when required under Maryland law.

3. Upon any other matter which may properly come before the meeting.


                    Please sign exactly as your name appears on this proxy. Joint owners should both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title under signature. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

                    The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment or postponement thereof.


                    Signature:                            Date:
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                    Signature:                            Date:
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